BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS

July 31, 2023 (unaudited)

Shares			Value
	COMMON STOCK (96.5%)
	COMMUNICATIONS (3.4%)
24,901	Arista Networks, Inc.[1]		$3,861,896
	Total Communications		3,861,896

	CONSUMER CYCLICAL (15.3%)
909	NVR, Inc.[1]		5,732,554
19,731	Watsco, Inc.		7,462,067
55,357	Wyndham Hotels & Resorts, Inc.		4,313,417
	Total Consumer Cyclical		17,508,038

	CONSUMER NON-CYCLICAL (20.2%)
54,157	AMN Healthcare Services, Inc.[1]		5,802,922
32,032	Bright Horizons Family Solutions, Inc.[1]		3,108,065
30,455	Bruker Corp.		2,092,868
62,487	Darling Ingredients, Inc.[1]		4,327,225
96,708	First Advantage Corp.[1]		1,450,620
214,120	Mister Car Wash, Inc.[1]		2,126,212
60,999	Shift4 Payments, Inc. (Class A)[1]		4,208,321
	Total Consumer Non-Cyclical		23,116,233

	FINANCIALS (9.0%)
90,966	Brown & Brown, Inc.		6,408,555
16,815	LPL Financial Holdings, Inc.		3,856,688
	Total Financials		10,265,243

	INDUSTRIALS (24.2%)
45,982	Advanced Drainage Systems, Inc.		5,609,344
28,256	AptarGroup, Inc.		3,431,974
64,153	Crown Holdings, Inc.		5,950,832
64,553	GFL Environmental, Inc. (Canada)		2,203,839
28,034	HEICO Corp. (Class A)		3,934,572
19,503	Toro Co.		1,982,480
21,236	Vulcan Materials Co.		4,682,538
	Total Industrials		27,795,579

	TECHNOLOGY (24.4%)
12,928	Aspen Technology, Inc.[1]		2,307,648
68,729	Entegris, Inc.		7,540,258
16,904	Globant S.A. (Luxembourg)[1]		2,953,636
69,152	Guidewire Software, Inc.[1]		5,865,473
36,430	Take-Two Interactive Software, Inc.[1]		5,571,604
12,084	Zebra Technologies Corp. (Class A)[1]		3,721,389
	Total Technology		27,960,008
	Total Common Stock (Cost $99,437,850)		110,506,997

TOTAL INVESTMENTS (Cost $99,437,850)[2]		96.5%	$110,506,997
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		3.5%	3,963,566
NET ASSETS		100.00%	$114,470,563

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2023 (unaudited)

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $99,437,850, the aggregate gross unrealized appreciation is $11,549,216 and the aggregate gross unrealized depreciation is $480,069, resulting in net unrealized appreciation of $11,069,147.

FAIR VALUE MEASUREMENTS

BBH Select Series – Mid Cap Fund (the “Fund”) is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2023 (unaudited)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of July 31, 2023
Common Stock:
Communications	$3,861,896	$–	$–	$3,861,896
Consumer Cyclical	17,508,038	–	–	17,508,038
Consumer Non-Cyclical	23,116,233	–	–	23,116,233
Financials	10,265,243	–	–	10,265,243
Industrials	27,795,579	–	–	27,795,579
Technology	27,960,008	–	–	27,960,008
Investments, at value	$110,506,997	$–	$–	$110,506,997

Portfolio holdings are shown as of the date indicated. Since market conditions fluctuate suddenly and frequently, the portfolio holdings may change and this list is not indicative of future portfolio composition. These portfolio holdings are not intended to be and do not constitute recommendations that others buy, sell, or hold any of the securities listed.

For more complete information on the Fund, call 1-800-575-1265 for a prospectus or visit www.bbhfunds.com. You should consider the Fund's investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

The BBH Funds are managed by a separately identifiable department within Brown Brothers Harriman & Co. Shares of the Fund are distributed by ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203.